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                   AS FILED WITH THE SEC ON FEBRUARY 21, 2003
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2003

                               -------------------

                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -------------------



         DELAWARE                        1-11639                 22-3408857
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

               600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY 07974
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                               -------------------

                                 (908) 582-8500
                         (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 5. OTHER EVENTS.

REVISION OF CONSOLIDATED FINANCIAL INFORMATION

Included under Item 7 of this Report on Form 8-K is a revision to Note 18 of Lucent Technologies' consolidated financial statements to disclose the impact of excluding amortization expense recognized in fiscal years 2002, 2001 and 2000 related to goodwill that is no longer being amortized in accordance with Statement of Financial Accounting Standards 142, "Goodwill and Other Intangible Assets," which was adopted in fiscal year 2003. The revised consolidated financial statements of Lucent supercede the consolidated financial statements included as Exhibit 13 in Lucent's Annual Report on Form 10-K for the year ended September 30, 2002, filed on December 12, 2002. Except as noted above, no attempt has been made to update our disclosures for events subsequent to the initial filing date of December 12, 2002.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not applicable

    (b) Not applicable

    (c) The following exhibits are included with this Report:



        Exhibit 23   --  Consent of Independent Accountants
        Exhibit 99.1 --  Revised consolidated financial information as of
                         September 30, 2002 and 2001 and for the years ended September 30, 2002, 2001 and 2000







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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            Lucent Technologies Inc.
                                            Registrant




Date February 21, 2003
                                            /s/ John A. Kritzmacher
                                            --------------------------------
                                            John A. Kritzmacher
                                            Senior Vice President and Controller
                                            (Principal Accounting Officer)


                                      2




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                           INDEX TO EXHIBITS



        Exhibit 23   --  Consent of Independent Accountants

        Exhibit 99.1 --  Revised consolidated financial information as of
                         September 30, 2002 and 2001 and for the years ended September 30, 2002, 2001 and 2000



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